Share Exchange Agreement	9 Months Ended
Sep. 30, 2017
Business Combinations [Abstract]
Mergers, Acquisitions and Dispositions Disclosures [Text Block]
Note 9 – Share Exchange Agreement

On January 6, 2017, the Company entered into a Share Exchange Agreement with InterLok Key Management, Inc. wherein Butte agreed to issue 56,655,891 restricted shares of Butte’s common stock in exchange for 100% of the outstanding shares of InterLok Key Management, Inc. common stock.  InterLok Key Management, Inc. is engaged in the business of developing and licensing its patented key-based encryption methods.

On January 6, 2017, Butte completed its Share Exchange Agreement with the owners of InterLok, and issued 56,655,891 restricted shares of Butte’s common stock to 29 persons and entities in exchange for all of the outstanding shares of InterLok Key Management, Inc.’s common stock. Immediately following completion of the share exchange agreement the Company’s new board of directors elected, through a series of board resolutions and regulatory filings, to change the Company’s name to IronClad Encryption Corporation from Butte, to move the Company to Nevada from Delaware, and to change its stock trading symbol to IRNC from BTHI.

The Share Exchange was treated as a reverse merger with InterLok Key Management, Inc. deemed, for accounting recognition purposes, the accounting acquirer and Butte Highlands Mining Company deemed the accounting acquiree under the acquisition method of accounting. The reverse merger is deemed a recapitalization and the unaudited pro forma consolidated financial statements of operations represent the substantive continuation of the operations and thus the financial statements of InterLok Key Management, Inc., while the capital structure (with respect to authorized, issued and outstanding shares of preferred and common stock) of Butte Highlands Mining Company—now using the name IronClad—remains intact.